UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 16, 2016

RADIANT LOGISTICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35392	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 114th Avenue, S.E., Third Floor, Bellevue, WA 98004

(Address of Principal Executive Offices) (Zip Code)

(425) 943-4599

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 16, 2016, Radiant Logistics, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2016. The Company subsequently issued a corrected press release to correct a typographical error in calculating Adjusted Net Income, which has been updated to include add backs of approximately $1.9 million in acquisition related costs, $2.1 million in non-recurring legal costs and $0.3 million in amortization of loan fees. A copy of the corrected press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company also held a conference call on May 16, 2016 to discuss its financial results for the three months ended March 31, 2016. A transcript of that call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The attached press release and transcript contain information that includes the following Non-GAAP financial measures as defined in Regulation G adopted by the Securities and Exchange Commission: Adjusted Net Income, Adjusted Net Income per Share, EBITDA, Adjusted EBITDA and Normalized Adjusted EBITDA. The Company’s management believes that presenting such Non-GAAP financial measures provides useful information to investors regarding the underlying business trends and performance of the Company’s ongoing operations. These Non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management strongly encourages investors to review the Company’s consolidated financial statements in their entirety and to not rely on any single financial measure. A table providing a reconciliation of Non-GAAP financial measures to the most directly comparable GAAP financial measures is included within the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 of this Current Report, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities of that Section. The information in this Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

No.	Description
99.1	Press Release, dated May 16, 2016 announcing financial results for the three months ended March 31, 2016.
99.2	Conference Call Transcript dated May 16, 2016.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date: May 17, 2016	By:	/s/ Todd Macomber
Todd Macomber
Senior Vice-President and Chief Financial Officer